SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                       Securities Exchange Act of 1934
                          [Amendment No. _________]

Filed by the Registrant _X_
Filed by a Party other than the Registrant ___

Check the appropriate box:

___  Preliminary Proxy Statement
___ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
_X_  Definitive Proxy Statement
___  Definitive Additional Materials
___  Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12

                                INFINITY, INC.
                 (Name of Registrant as Specified in Its Charter)

                                INFINITY, INC.
                    (Name of Person(s) Filing Proxy Statement)

                                INFINITY, INC.
                             211 West 14th Street
                            Chanute, Kansas  66720
                                (316) 431-6200

                     NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 7, 1998

TO THE SHAREHOLDERS OF INFINITY, INC.:

     NOTICE HEREBY IS GIVEN that the Annual Meeting of Shareholders of Infinity, Inc., a Colorado corporation (the "Company"), will be held at the Chanute Country Club, South Room, 511 South Country Club Road, Chanute, Kansas, on Wednesday, October 7, 1998, at 11:00 a.m., Central Time, and at any and all adjournments thereof, for the purpose of considering and acting upon the following matters.

     1. The election of five (5) Directors of the Company to serve until the next Annual Meeting of Shareholders and until their successors have been duly elected and qualified;

     2. The ratification of the appointment of Mayer Hoffman McCann L.C. as the Company's independent auditors;

     3.  The approval of the Company's 1998 Stock Option Plan; and

     4. The transaction of such other business as may properly come before the meeting or any adjournment thereof.

     Only holders of the $.0001 par value Common Stock of the Company of record at the close of business on September 2, 1998, will be entitled to notice of and to vote at the Meeting or at any adjournment or adjournments thereof. The proxies are being solicited by the Board of Directors of the Company.

     All shareholders, whether or not they expect to attend the Annual Meeting of Shareholders in person, are urged to sign and date the enclosed Proxy and return it promptly in the enclosed postage-paid envelope which requires no additional postage if mailed in the United States. The giving of a proxy will not affect your right to vote in person if you attend the Meeting.

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        STANTON E. ROSS, PRESIDENT
Chanute, Kansas
September 2, 1998




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
                                 INFINITY, INC.
                             211 West 14th Street
                            Chanute, Kansas  66720
                                (316) 431-6200

                          ------------------------------
                                 PROXY STATEMENT
                          ------------------------------

                          ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD OCTOBER 7, 1998

                                GENERAL INFORMATION

     The enclosed Proxy is solicited by and on behalf of the Board of Directors of Infinity, Inc., a Colorado corporation (the "Company"), for use at the Company's Annual Meeting of Shareholders to be held at the Chanute Country Club, South Room, 511 South Country Club Road, Chanute, Kansas, on Wednesday, October 7, 1998, at 11:00 a.m., Central Time, and at any and all adjournments thereof. It is anticipated that this Proxy Statement and the accompanying Proxy will be mailed to the Company's shareholders on or about September 4, 1998.

     Any person signing and returning the enclosed Proxy may revoke it at any time before it is voted by giving written notice of such revocation to the Company, or by voting in person at the Meeting. The expense of soliciting proxies, including the cost of preparing, assembling and mailing this proxy material to shareholders, will be borne by the Company. It is anticipated that solicitations of proxies for the Meeting will be made only by use of the mails; however, the Company may use the services of its Directors, Officers and employees to solicit proxies personally or by telephone, without additional salary or compensation to them. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners of the Company's shares held of record by such persons, and the Company will reimburse such persons for their reasonable out-of-pocket expenses incurred by them in that connection.

     All shares represented by valid proxies will be voted in accordance therewith at the Meeting.

     The Company's Annual Report on Form 10-KSB for the fiscal year ended March 31, 1998, is being simultaneously mailed to the Company's shareholders, but does not constitute part of these proxy soliciting materials.

                       SHARES OUTSTANDING AND VOTING RIGHTS

     All voting rights are vested exclusively in the holders of the Company's $.0001 par value Common Stock, with each share entitled to one vote. Only shareholders of record at the close of business on September 2, 1998, are entitled to notice of and to vote at the Meeting or any adjournment thereof. On September 2, 1998, the Company had 11,780,563 shares of its $.0001 par value Common Stock outstanding, each share of which is entitled to one vote on all matters to be voted upon at the Meeting, including the election of Directors. Cumulative voting in the election of Directors is not permitted.

     A majority of the Company's outstanding common stock represented in person or by proxy shall constitute a quorum at the Meeting.

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
                          SECURITY OWNERSHIP OF CERTAIN
                         BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the number and percentage of shares of the Company's $.0001 par value common stock owned beneficially, as of September 2, 1998, by any person, who is known to the Company to be the beneficial owner of 5% or more of such common stock, and, in addition, by each Director of the Company, and Nominee for Director, and by all Directors, Nominees for Director and Officers of the Company as a group. Information as to beneficial ownership is based upon statements furnished to the Company by such persons.

NAME AND ADDRESS OF           AMOUNT AND NATURE OF         PERCENT
 BENEFICIAL OWNER             BENEFICIAL OWNERSHIP        OF CLASS
-------------------           ---------------------        --------
Stanton E. Ross                   1,808,285<FN1>            15.1%
211 West 14th Street
Chanute, KS 66720

John C. Garrison                    135,000<FN2>             1.1%
7211 High Drive
Prairie Village, KS 66208

Don W. Appleby                      105,000<FN3>             0.9%
3701 S.W. 36th
Topeka, KS 66614

Stephen J. Skaggs                     5,842<FN4>             0.1%
211 West 14th Street
Chanute, KS 66720

Jeffrey L. Dale                       5,000<FN5>             --
1027 West 5th
Chanute, KS 66720

All Directors and                 2,059,127                 16.9%
Executive Officers as
a Group (5 persons)
---------------------

*  Less than 1%.
<FN1>
Includes 171,668 shares which may be purchased within 60 days under stock options held by Mr. Ross.
<FN2>
Includes 130,000 shares which may be purchased within 60 days under stock options held by Mr. Garrison.
<FN3>
Represents 105,000 shares which may be purchased within 60 days under stock options held by Mr. Appleby.
<FN4>
Includes 5,600 shares which may be purchased within 60 days under stock options held by Mr. Skaggs.
<FN5>
Represents 5,000 shares which may be purchased within 60 days under stock options held by Mr. Dale.

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

                             ELECTION OF DIRECTORS

     The number of Directors of the Company is currently set at five (5) Directors. The Board of Directors recommends the election as Directors of the five (5) nominees listed below, to hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualified or until their earlier death, resignation or removal. Each of the current members of the present Board of Directors has been nominated for reelection. The person named as "Proxy" in the enclosed form of Proxy will vote the shares represented by all valid returned proxies in accordance with the specifications of the shareholders returning such proxies. If at the time of the Meeting any of the nominees named below should be unable to serve, which event is not expected to occur, the discretionary authority provided in the Proxy will be exercised to vote for such substitute nominee or nominees, if any, as shall be designated by the Board of Directors.

     The following table sets forth the name and age of each nominee for Director, indicating all positions and offices with the Company presently held, and the period during which each person has served as a Director:

                                         POSITIONS AND OFFICES HELD AND
      NAME              AGE                   TERM AS A DIRECTOR
-----------------       ---     --------------------------------------------

Stanton E. Ross         36      President, Treasurer and Director since
                                March 1992

John C. Garrison        46      Secretary and Director since May 1995

Don W. Appleby          45      Director since August 1995

Stephen J. Skaggs       47      Director since February 1998

Jeffrey L. Dale         36      Director since February 1998

     There is no family relationship between any Director or Executive Officer of the Company.

     The Company presently has no compensation or nominating committees, but does have an audit committee which consists of Jeffrey L. Dale and Don W. Appleby. The audit committee was established in February 1998 and did not hold any meetings during the fiscal year ended March 31, 1998.

     Set forth below are the names of all directors, nominees for director and executive officers of the Company, all positions and offices with the Company held by each such person, the period during which he has served as such, and the principal occupations and employment of such persons during at least the last five years:

     STANTON E. ROSS. Mr. Ross has been President, Treasurer and a Director of the Company since March 1992, and serves as an officer and director of each of the Company's subsidiaries. From 1991 until March 1992, he also founded and served as President of Midwest Financial, a financial services corporation involved in mergers, acquisitions and financing for corporations in the Midwest. From 1990 to 1991, Mr. Ross was employed by Duggan Securities, Inc., an investment banking firm in Overland Park, Kansas, where he primarily worked in corporate finance. From 1989 to 1990, he was employed by Stifel, Nicolaus & Co., a member of the New York Stock Exchange, where he was an investment executive. From 1987 to 1989, Mr. Ross was self-employed as a business


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consultant.  From 1985 to 1987, Mr. Ross was President and founder of Kansas
Microwave, Inc. which developed a radar detector product. From 1981 to 1985, he was employed by Birdview Satellite Communications, Inc. which manufactured and marketed home satellite television systems, initially as a salesman and later as National Sales Manager.

     JOHN C. GARRISON. Mr. Garrison has served as Secretary of the Company since August 1994, and as a Director since May 1995. He has been a Certified Public Accountant in public practice providing financial management and accounting services to a variety of businesses for over twenty years. Mr. Garrison holds a Bachelor degree in Accounting from Kansas State University. He devotes over 50% of his time to the business of the Company.

     DON W. APPLEBY. Mr. Appleby is Chief Operating Officer of Whiteman Industries, a construction equipment manufacturer in Boise, Idaho. He has served as a Director of the Company since August 1995. From August 1995 to December 1997, he served as President of the Company's IRD subsidiary. He also served as President of Seymour, Inc. from October 1992 until August 1997, and served as Operations Manager for Seymour, Inc.'s equipment division from 1990 to 1992. Seymour, Inc. manufactures equipment for the food processing industry. From 1989 to 1990, he was Vice President (with responsibilities in finance and administration) of George E. Failing Company which was engaged in the manufacture of drilling equipment. From 1987 until 1989, Mr. Appleby was Vice President and Chief Financial Officer for Speedstar/AMCA International in Enid, Oklahoma, which was engaged in the manufacture of drilling equipment. From 1975 to 1986, he was a Division Manager for Parker Drilling Company, a large oil well drilling company. Mr. Appleby received a BS/BA degree in Accounting/Finance from the University of Tulsa in 1975.

     STEPHEN J. SKAGGS. Mr. Skaggs has been a Director of the Company since February 23, 1998. He has been employed by the Company's CIS subsidiary in various capacities including nitrogen superintendent, fracturing foreman and sales representative, for over 12 years. From 1980 to 1985, Mr. Skaggs was employed by Dowell Schlumberger as a service supervisor for fracturing, nitrogen and cementing of oil and gas wells.

     JEFFREY L. DALE. Mr. Dale has been a Director of the Company since February 23, 1998. He is currently the Geologist and Operations Manager for the operations of Verde Oil Company ("Verde") in the State of Kansas. Mr. Dale has been employed by Verde since 1986 and has supervised the drilling and completion of 76 wells for that company. He is currently responsible for operating 346 wells for Verde. Mr. Dale received a B.S. Degree in Geology from the University of North Dakota in 1986.

     The Company's Directors hold office until the next annual meeting of the shareholders and until their successors have been elected and qualified.

     The Officers of the Company are elected by the Board of Directors at the first meeting after each annual meeting of the Company's shareholders, and hold office until their death, or until they shall resign or have been removed from office.

     The Company's Board of Directors did not hold any formal board meetings during the fiscal year ended December 31, 1997, but the Board took action by written consent on four separate occasions.

     The Company's executive officers hold office until the next annual meeting of the directors of the Company which is currently scheduled for October 7, 1998. There are no known arrangements or understandings between

                                       4
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any director or executive officer and any other person pursuant to which any of the above-named executive officers or directors or nominees was selected as an officer or director or nominee for director of the Company.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Based solely on a review of Forms 3 and 4 and amendments thereto furnished to the Company during its most recent fiscal year, and Forms 5 and amendments thereto furnished to the Company with respect to its most recent fiscal year and certain written representations, no persons who were either a Director, Officer or beneficial owner of more than 10% of the Company's Common Stock, failed to file on a timely basis reports required by Section 16(a) of the Exchange Act during the most recent fiscal year.

                                  COMPENSATION

     The following tables set forth information regarding executive compensation for the Company's President and Chief Executive Officer. No executive officer received compensation in excess of $100,000 for any of the years ended March 31, 1998, 1997 and 1996:

                          SUMMARY COMPENSATION TABLE

                                                     LONG-TERM COMPENSATION
                                                   --------------------------
                            ANNUAL COMPENSATION        AWARDS         PAYOUTS
                          ----------------------   -----------------  -------
                                                             SECURI-
                                                             TIES
                                                   RE-       UNDERLY-
                                          OTHER    STRICT-   ING                ALL
                                          ANNUAL   ED        OPTIONS           OTHER
NAME AND PRINCIPAL                        COMPEN-  STOCK     /SARs    LTIP     COMPEN-
     POSITION       YEAR  SALARY   BONUS  SATION   AWARD(S)  (NUMBER) PAYOUTS  SATION
------------------  ----  ------   -----  ------   --------  -------- -------  ------
Stanton E. Ross,    1998  $70,000   -0-   $7,800*   -0-       35,000   -0-      $-0-
 President and      1997  $60,000   -0-   $7,800*   -0-      150,000   -0-      $-0-
 Chief Executive    1996  $60,000   -0-   $7,800*   -0-      -0-       -0-       -0-
 Officer
-----------------
* Represents an automobile allowance.

            OPTION/SAR GRANTS IN FISCAL YEAR ENDED MARCH 31, 1998

                                PERCENT OF
                              TOTAL OPTIONS/
                  OPTIONS/     SARs GRANTED       EXERCISE
                    SARs       TO EMPLOYEES       OR BASE      EXPIRATION
    NAME          (NUMBER)    IN FISCAL YEAR    PRICE ($/SH)      DATE
    ----          --------    --------------    ------------   ----------
Stanton E. Ross    35,000          13.8%           $2.50         3/8/03

                                       5
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
               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES

                                             SECURITIES
                                             UNDERLYING      VALUE OF UNEXER-
                    SHARES                   UNEXERCISED      CISED IN-THE
                   ACQUIRED                   OPTIONS         MONEY OPTIONS/
                      ON                   SARs AT FY-END     SARs AT FY-END
                   EXERCISE     VALUE       EXERCISABLE/      EXERCISABLE/
    NAME           (NUMBER)    REALIZED     UNEXERCISABLE     UNEXERCISABLE
    ----           --------    --------    --------------    ---------------
Stanton E. Ross      -0-         -0-       166,668/35,000    $135,877 / $0

     Effective February 1, 1992, Stanton E. Ross, the Company's President, entered into an employment agreement with the Company's subsidiary which provides for a base salary of $60,000 per year, plus commissions based on installations of the Company's products which result from the efforts of Mr. Ross. Commissions of up to 10% of the sales price may be earned by Mr. Ross under these arrangements. The term of this employment agreement was through February 1, 1994, but may be automatically extended for additional one year periods unless either party notifies the other at least 30 days prior to the expiration date.

     Effective May 31, 1995, the Company entered into a consulting agreement with Don W. Appleby who is now a Director of the Company and served as President of a subsidiary. The agreement was for a period of two years. This agreement terminated on December 31, 1997. Mr. Appleby also received certain stock options in connection with this agreement.

1992 STOCK OPTION PLAN

     In February 1992, the Board of Directors adopted a Stock Option Plan (the "1992 Plan") which was approved by the Company's shareholders in March 1992. The 1992 Plan allows the Board to grant stock options from time to time to employees, officers and directors of the Company and consultants to the Company. The Board has the power to determine at the time the option is granted whether the option will be an Incentive Stock Option (an option which qualifies under Section 422 of the Internal Revenue Code of 1986) or an option which is not an Incentive Stock Option. However, Incentive Stock Options will only be granted to persons who are employees or officers of the Company. Vesting provisions are determined by the Board at the time options are granted. The total number of shares of Common Stock subject to options under the 1992 Plan may not exceed 833,334, subject to adjustment in the event of certain recapitalizations, reorganizations and so forth. The option price must be satisfied by the payment of cash. The Board of Directors may amend the 1992 Plan at any time, provided that the Board may not amend the 1992 Plan to materially increase the benefits accruing to participants under the 1992 Plan, or materially change the eligible classes of participants without shareholder approval.

     In April 1995, the Board of Directors granted Incentive Stock Options to John C. Garrison, Secretary and Director of the Company, to purchase 100,000 shares at $2.00 per share. The options vest as to 25,000 shares on July 15,1995; 25,000 shares on October 24, 1995; 25,000 shares on April 24,1996;
and 25,000 shares upon certain events, which have now occurred. The options expire five years from the date of vesting.

     In August 1995, the Board of Directors granted Non-Qualified Stock Options to Don W. Appleby, a Director of the Company and former President of

                                       6
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the Company's IRD subsidiary, to purchase up to 100,000 shares of Common Stock at $2.00 per share. The options vested as to 12,500 shares immediately and as to an additional 12,500 shares every three months after the date of grant.
The options expire five years from the date of grant.

     In November 1996, the Board of Directors granted stock options to Don Appleby and John Garrison to each purchase 100,000 shares of common stock at a price of $0.93 per share. These options were fully vested and were exercised during the year.

     In January 1997, the Board of Directors granted stock options to Stanton Ross, Don Appleby and John Garrison to purchase up to 150,000, 25,000 and 25,000 shares, respectively, of common stock at $1.31 per share. The options for Mr. Ross vested immediately and the options for Messrs. Appleby and Garrison vest at a rate of 25% each quarter from the date of grant and expire five years from the date of grant.

1998 STOCK OPTION PLAN

     On March 9, 1998, the Board of Directors adopted the 1998 Stock Option Plan (the "1998 Plan") which has not yet been approved by the Company's shareholders. The 1998 Plan allows the Board to grant stock options from time to time to employees, officers and directors of the Company and consultants to the Company. The Board has the power to determine at the time the option is granted whether the option will be an Incentive Stock Option (an option which qualifies under Section 422 of the Internal Revenue Code of 1986) or an option which is not an Incentive Stock Option. However, Incentive Stock Options will only be granted to persons who are employees or officers of the Company. Vesting provisions are determined by the Board at the time options are granted. The total number of shares of Common Stock subject to options under the 1998 Plan may not exceed 1,000,000, subject to the adjustment in the event of certain recapitalizations, reorganizations and so forth. The option price may be paid in cash, or, at the sole discretion of the Board of Directors, by other means such as the cancellation of indebtedness and the surrender of securities of the Company. The Board of Directors may amend the 1998 Plan at any time, provided that the Board may not amend the 1998 Plan to materially increase the benefits accruing to participants under the Plan, or materially change the eligible class of participants without shareholder approval.

     On March 9, 1998, the Board of Directors granted options covering an aggregate of 284,000 shares of Common Stock to employees, officers, directors and a consultant to the Company. Once the 1998 Plan is approved by the shareholders, the options will be exercisable at $2.50 and will expire five years after the date of grant. Included in these options are non-qualified options to purchase 10,000 shares each which were granted to Stanton E. Ross, John C. Garrison, Donald W. Appleby, Jeffrey L. Dale and Stephen J. Skaggs of which 50% will be fully vested and 50% will vest on March 9, 1999. In addition, incentive stock options were granted to Stanton E. Ross and John C. Garrison each to purchase 25,000 shares, and to Stephen J. Skaggs to purchase 10,000 shares. The incentive stock options will vest as to 10% of the shares on March 9, 1999; as to an additional 20% of the shares on March 9, 2000; as to an additional 30% of the shares on March 9, 2001; and be fully vested on March 9, 2002.

               CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Stanton E. Ross, President, Treasurer and a Director of the Company, has made loans to the Company to provide working capital. As of March 31, 1997, these amounts totaled $309,968. The notes bear interest at 9%. One note with

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a principal amount of $9,968 was due in April 1996 and the other note with a principal amount of $300,000 is due in June 1998. These loans were repaid in conjunction with the Company's refinancing of its loans in February 1998.

     On April 24, 1995, the Company issued a total of 202,000 shares of its common stock to three persons for services rendered during the last fiscal year which were valued at a total of $386,200. These services include assisting the Company develop its business plan, advice regarding allocation of funds between the Company's two primary business segments, and miscellaneous ongoing consulting services. Included among the persons receiving stock were two 5% shareholders of the Company: Joe Conner who received 84,000 shares, and Irving Strickstein who received 34,000 shares.

     On April 24, 1995, the Company's Board of Directors also approved granting 800,000 options to three persons who have agreed to serve as an informal advisory board for the Company. The options are exercisable at $2.00 per share. The persons receiving the options were as follows:

                  Irving Strickstein      400,000(1)
                  Joe Conner              200,000
                  Mitch Fazekas           200,000

----------

(1) During the year ended March 31, 1997, the exercise price on 200,000 of these options was reduced for a short time and Mr. Strickstein transferred 200,000 options to a non-affiliated person who exercised them at a price of $.9375 per share.

     On May 31, 1995, the Company closed on a Loan Agreement with Seymour, Inc. ("Seymour") pursuant to which Seymour loaned the Company $2,500,000 to be repaid over three years in accordance with the terms of a promissory note. The promissory note requires interest only payments for the first six months of the loan. Commencing January 1, 1996, and for the following thirty (30) months, the Company must pay $41,503 per month assuming a 10% interest rate. All unpaid principal and interest will be due on June 1, 1998, and this amount is expected to be approximately $1,825,100. The promissory note is secured by certain property, equipment and machinery described in the Security Agreement. This loan was repaid on February 6, 1998.

     In connection with the loan financing, the Company issued to Seymour warrants to purchase up to 1,250,000 shares of the Company's common stock at an exercise price of $2.00 per share. The warrants expire 90 days after the payment of all principal and interest on the promissory note. As a result of its ownership of the warrants, Seymour is deemed to be a principal shareholder
of the Company.   Don W. Appleby, who became a Director of the Company and a
President of a subsidiary of the Company in August 1995, was President of Seymour until 1997. These warrants expired unexercised on May 6, 1998.

     On February 6, 1998, the Company's CIS subsidiary obtained credit facility for a total of $4,000,000. This facility provided $2,700,000 of immediate equipment financing which will be amortized at a rate of $45,000 per month until maturity at February 6, 2001. In addition, the facility provides $1,000,000 available for additional equipment purchases and a revolving credit line based on 80% of current accounts receivable. Interest is payable monthly at a rate of prime plus 2%. This facility is secured by substantially all oilfield service equipment and other assets of the CIS subsidiary. Further security is provided by the personal guaranty of Stanton E. Ross, the

                                       8
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Company's President, of up to $1,000,000, which guaranty is secured by the pledge of 400,000 shares of the Company's Common Stock held by Mr. Ross.

                     APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The independent accounting firm of Mayer Hoffman McCann L.C. audited the financial statements of the Company for the fiscal year ended March 31, 1998, and has been selected in such capacity for the current fiscal year. At the direction of the Board of Directors, this appointment is being presented to the shareholders for ratification or rejection at the Annual Meeting of Shareholders. If the shareholders do not ratify the appointment of Mayer Hoffman McCann L.C., the appointment of auditors will be reconsidered by the Board of Directors.

     It is expected that representatives of Mayer Hoffman McCann L.C., will be present at the meeting and will be given an opportunity to make a statement if they desire to do so. It is also expected that the representatives will be available to respond to appropriate questions from shareholders.

                      APPROVAL OF 1998 STOCK OPTION PLAN

DESCRIPTION OF THE PLAN

     On March 9, 1998, the Company's Board of Directors approved the establishment of a Stock Option Plan (the "1998 Plan"). The Board of Directors believes that the 1998 Plan advances the interests of the Company by encouraging and providing for the acquisition of an equity interest in the success of the Company by employees, officers, directors and consultants, and by providing additional incentives and motivation toward superior Company performance. The Board believes the 1998 Plan enables the Company to attract and retain the services of key employees, officers, directors and consultants upon whose judgment, interest and special effort the successful conduct of its operations is largely dependent.

     The 1998 Plan allows the Board to grant stock options from time to time to employees, officers and directors of the Company and consultants to the Company. The Board has the power to determine at the time the options are granted whether the option will be an Incentive Stock Option (an option which qualifies under Section 422 of the Internal Revenue Code of 1986) or an option which is not an Incentive Stock Option. However, Incentive Stock Options may only be granted to persons who are employees of the Company. Vesting provisions are determined by the Board at the time options are granted. The total number of shares of Common Stock subject to options under the 1998 Plan may not exceed 1,000,000, subject to adjustment in the event of certain recapitalizations, reorganizations and similar transactions. The option price must be satisfied by the payment of cash, or, at the sole discretion of the Board of Directors, by other means such as the cancellation of indebtedness and the surrender of securities of the Company.

     The Board of Directors may amend the 1998 Plan at any time, provided that the Board of Directors may not amend the 1998 Plan to materially increase the number of shares available under the 1998 Plan, materially increase the benefits accruing to participants under the 1998 Plan, or materially change the eligible class of employees without shareholder approval.

     There are currently stock options granted under the 1998 Plan to purchase up to 284,000 shares of Common Stock at $2.50 per share. These options are contingent on the approval of the 1998 Plan.

                                       9
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VOTE REQUIRED; BOARD OF DIRECTORS RECOMMENDATIONS

     Approval of the 1998 Plan requires the affirmative vote of a majority of the shares of Common Stock represented at the meeting. The Board of Directors recommends a vote FOR approval of the 1998 Plan.

                                OTHER BUSINESS

     As of the date of this Proxy Statement, management of the Company was not aware of any other matter to be presented at the Meeting other than as set forth herein. However, if any other matters are properly brought before the Meeting, the shares represented by valid proxies will be voted with respect to such matters in accordance with the judgment of the persons voting them. A majority vote of the shares represented at the meeting is necessary to approve any such matters.

                                 ANNUAL REPORT

     The Company's Annual Report on Form 10-KSB for the fiscal year ending March 31, 1998, accompanies this Proxy Statement. The Annual Report is not incorporated into this Proxy Statement and is not to be considered part of the solicitation material.


                  DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS
                 FOR THE ANNUAL MEETING TO BE HELD IN OCTOBER 1999

     Any proposal by a shareholder intended to be presented at the Company's Annual Meeting of Shareholders to be held in August 1999 must be received at the offices of the Company, 211 West 14th Street, Chanute, Kansas 66720, no later than May 5, 1999, in order to be included in the Company's proxy statement and proxy relating to that meeting.

                                       STANTON E. ROSS, PRESIDENT
Chanute, Kansas
September 2, 1998


                                       10
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P R O X Y

                                  INFINITY, INC.

                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Stanton E. Ross with the power to appoint a substitute, and hereby authorizes him to represent and to vote as designated below, all the shares of common stock of Infinity, Inc. held of record by the undersigned on September 2, 1998, at the Annual Meeting of Shareholders to be held on October 7, 1998, or any adjournment thereof.

     1.  Election of Directors:

     [ ] FOR all nominees listed below (except as marked to the contrary) [ ] WITHHOLD authority to vote for all the nominees listed below:

                  Stanton E. Ross              Stephen J. Skaggs
                  John C. Garrison             Jeffrey L. Dale
                  Don W. Appleby

[INSTRUCTION: To withhold authority to vote for any individual nominee, cross out that nominee's name above.]

     2. The ratification of the appointment of Mayer Hoffman McCann L.C., as the Company's independent auditors.

            [  ]  FOR     [   ]   AGAINST     [   ]   ABSTAIN

     3.  The approval of the Company's 1998 Stock Option Plan.

            [  ]  VOTE FOR     [   ]   AGAINST     [   ]   ABSTAIN

     4. To transact such other business as may properly come before the meeting.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

     SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING IN ACCORDANCE WITH THE SHAREHOLDER'S SPECIFICATIONS ABOVE. THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.

     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders, Proxy Statement and Annual Report.

Dated:  _____________, 1998.
                                    ________________________________________

                                    ________________________________________
                                    Signature(s) of Shareholder(s)


Signature(s) should agree with the name(s) stenciled hereon. Executors, administrators, trustees, guardians and attorneys should indicate when signing. Attorneys should submit powers of attorney.

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THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF INFINITY, INC.
PLEASE SIGN AND RETURN THIS PROXY IN THE ENCLOSED PRE-ADDRESSED ENVELOPE. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.